SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: August 9, 2004

Constar International Inc.

(Exact name of registrant as specified in charter)

Delaware	000-16496	13-1889304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA	(215) 552-3700	19154
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 5.	Other Events and Regulation FD Disclosure.

On August 9, 2004, the Company issued a press release announcing the promotion of William S. Rymer to the position of Executive Vice President and Chief Financial Officer of the Company, and the resignation of James C. Cook as Executive Vice President, Chief Financial Officer and Director of the Company, effective August 13, 2004. A copy of the press release is attached to this Report as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated August 9, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 9, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSTAR INTERNATIONAL INC.

Date: August 9, 2004	By:	/s/ James C. Cook
James C. Cook Executive Vice President and Chief Financial Officer